UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2017

Marathon Oil Corporation
__________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056-2723
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 629-6600

Not Applicable
______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On May 31, 2017, Marathon Oil Corporation (the "Corporation") completed the sale of its shares in its wholly owned subsidiary Marathon Oil Corporation Canada (the "Canadian business"), which includes the Corporation's 20 percent non-operated interest in the Athabasca Oil Sands Project, to 10084751 Canada Limited ("Shell"), an affiliate of Shell Canada Limited, and Canadian Natural Resources Limited ("CNRL" and, together with Shell, the "Purchasers") for proceeds of approximately $2.5 billion, before closing adjustments. Under the terms of the share purchase agreement, approximately $1.75 billion was paid to the Corporation upon closing and the remaining $750 million in proceeds will be paid in the first quarter of 2018. The effective date of the transaction is January 1, 2017. Full-year 2016 net synthetic crude oil production in the Canadian business averaged approximately 48,000 net barrels per day. Marathon Oil Corporation Canada and Shell Canada Limited are both party to the Athabasca Oil Sands Project joint venture and related agreements.
Item 7.01 Regulation FD Disclosure.
On June 1, 2017, Marathon Oil Corporation announced that it had completed the sale of the Canadian business. A copy of the press release is furnished as Exhibit 99.2 hereto. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified as such.
Item 9.01 Financial Statements and Exhibits.
 (b)   Pro Forma Information
The unaudited pro forma consolidated balance sheet of Marathon Oil Corporation as of March 31, 2017, and the unaudited pro forma consolidated statements of income of Marathon Oil Corporation for the years ended December 31, 2016, 2015 and 2014 are included as Exhibit 99.1 to this report and are incorporated into this Item 9.01 by reference. As our Form 10-Q for the quarterly period ended March 31, 2017 reflected the Canadian business as discontinued operations in the consolidated statements of income, interim period pro forma consolidated statements of income are not included.
(d) Exhibits:

Number	Exhibit
99.1	Unaudited Pro Forma Consolidated Financial Statements of Marathon Oil Corporation
99.2	Press Release issued by Marathon Oil Corporation, dated June 1, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2017		MARATHON OIL CORPORATION

	By:	/s/ Gary E. Wilson
Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Unaudited Pro Forma Consolidated Financial Statements of Marathon Oil Corporation
99.2	Press Release issued by Marathon Oil Corporation, dated June 1, 2017